Exhibit 10.14

DYNEX CAPITAL, INC.

5,000,000 SHARES

EQUITY DISTRIBUTION AGREEMENT

June 24, 2010

JMP Securities LLC

600 Montgomery Street

Suite 1100

San Francisco, CA 94111

Ladies and Gentlemen:

DYNEX CAPITAL, INC., a Virginia corporation (the “Company”), confirms its agreement (this “Agreement”) with JMP Securities LLC (“JMP”), as follows:

1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through JMP, acting as agent and/or principal, up to 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company agrees that if JMP determines, and the Company agrees, that JMP will purchase any Shares on a principal basis (other than as a “riskless principal”), then the Company will enter into a separate underwriting or similar agreement in form and substance satisfactory to both the Company and JMP covering such purchase. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number of Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and JMP shall have no obligation in connection with such compliance. The issuance and sale of Shares through JMP will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-149475), and two pre-effective amendments thereto, including a base prospectus, with respect to the Shares, which registration statement, as amended by such pre-effective amendments, incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement, as amended by such pre-effective amendments, has become effective under the Securities Act. The Company may file one or more additional registration statements from time to time that will contain a base prospectus with respect to the Shares. The Company has prepared a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”) to the base prospectus included as part of each registration statement containing a base prospectus relating to certain securities of the Company, including the Shares to be issued from time to time by the Company. The Company shall furnish to JMP, for use by JMP, copies of the prospectus included as part of each such registration statement, as supplemented by the Prospectus Supplement, relating to the Shares. Except where the context otherwise requires, each such registration statement, as amended (including by such pre-effective amendments) when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and or deemed to be part of each such registration statement filed pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the “Registration Statement.” Each base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any Issuer Free Writing Prospectus (as defined in Section 21(b) below), if any, is herein called the “Prospectus”. Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus, or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively, “IDEA”).

Any reference herein to the Registration Statement, any Prospectus Supplement, Prospectus or any Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Prospectus Supplement, the Prospectus or any Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of Prospectus Supplement, Prospectus or such Free Writing Prospectus, as the case may be, and incorporated therein by reference.

All references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to IDEA; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by JMP outside of the United States.

2. Placements. Each time that the Company wishes to issue and sell Shares hereunder (each, a “Placement”), it will notify JMP by email notice (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Shares to be sold, which shall, at a minimum, include the number of Shares to be issued (the “Placement Shares”), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one Trading Day (as defined in Section 3 below) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit C (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from JMP set forth on Exhibit C, as such Exhibit C may be amended from time to time by notice given in accordance with Section 12 hereto. The Placement Notice shall be effective upon receipt by JMP unless and until (i) in accordance with the notice requirement set forth in Section 4, JMP declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Shares have been sold, (iii) in accordance with the notice requirements set forth in Section 4, the Company suspends the Placement Notice, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) the Agreement has been terminated under the provisions of Section 12. The amount of any discount, commission or other compensation to be paid by the Company to JMP in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Exhibit B. It is expressly acknowledged and agreed that neither the Company nor JMP will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to JMP and JMP does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3. Sale of Placement Shares by JMP. Subject to the terms and conditions herein set forth, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, JMP, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with the provisions of this Agreement, its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the New York Stock Exchange (the “Exchange”) to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. JMP will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Exhibit C, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Shares hereunder, setting forth the number of Placement Shares sold on such day, the prices at which such Placement Shares were sold, the gross proceeds from such sales, the compensation payable by the Company to JMP pursuant to Section 2 with respect to such sales, with an itemization of deductions made by JMP (as set forth in Section 6(a)) from the gross proceeds that it receives from such sales and the Net Proceeds (as defined in Section 6(a) below) payable to the Company. Subject to the terms of the Placement Notice, JMP may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including, without limitation, sales made directly on the Exchange, on any other existing trading market for the

Common Stock or to or through a market maker. After consultation with the Company and subject to the terms of the Placement Notice, JMP may also sell Placement Shares in privately negotiated transactions. The Company acknowledges and agrees that (i) there can be no assurance that JMP will be successful in selling Placement Shares, (ii) JMP will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by JMP to use its commercially reasonable efforts consistent with the provisions of this Agreement, its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Exchange to sell such Placement Shares as required under this Section 3 and (iii) JMP shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by JMP and the Company pursuant to a separate underwriting agreement or similar agreement, except that JMP may, in its sole discretion enter into riskless principal transactions. JMP shall not, while a Placement Notice is outstanding, sell shares of Common Stock other than Placement Shares in a transaction meeting the parameters specified in the outstanding Placement Notice. If JMP receives an offer to buy Common Stock at a price per share that does not meet the parameters specified in an outstanding Placement Notice, but is at least 90% of the minimum market price per share specified in such Placement Notice, then, so long as disclosure of such offer complies with all applicable laws, JMP shall use reasonable efforts to provide the Company with notice of such offer within one (1) Business Day (as defined in Section 12 below). For the purposes hereof, “Trading Day” means any day on which Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

4. Suspension of Sales. The Company or JMP may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit C, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit C), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice or sold at any point thereafter once such suspension has been lifted by the subsequent issuance of an additional Placement Notice. Each of the Parties agrees that no such notice of suspension shall be effective against the other unless it is made to one of the individuals named on Exhibit C hereto, as such Schedule may be amended from time to time.

5. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, JMP that as of each Applicable Time (as defined in Section 21(a)):

(a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and has been declared effective under the Securities Act. The Company has prepared or will prepare the Prospectus Supplement that names JMP as an underwriter, acting as principal and/or agent, in the section entitled “Plan of Distribution.” The Company has not received, and has no written notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed. The Prospectus

Supplement has been or will be prepared and will be filed pursuant to Rule 424(b) of the Securities Act. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement and requested by JMP or its counsel have been delivered, or made available, to JMP and its counsel. The Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus. The Common Stock is currently listed on the Exchange under the trading symbol “DX.”

(b) Each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, and the Prospectus, and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date (as defined in Section 6(a)), conformed or will conform in all material respects with the requirements of the Securities Act. Each part of the Registration Statement, when such part became or becomes effective or was or is filed with the Commission, did not, or will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, written information concerning JMP that was furnished in writing to the Company by JMP, specifically for use in the preparation thereof.

(c) The documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, as such requirements existed at the time such Incorporated Documents were initially filed with the Commission.

(d) The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and the Prospectus are accurate in all material respects and fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity and cash flows for the periods therein specified are in conformity with accounting principles generally accepted in the United States consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The Company and, to the Company’s knowledge, the Subsidiaries (as defined in Section 5(g) below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Securities Act.

(e) The Prospectus delivered to JMP for use in connection with the sale of Placement Shares pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via IDEA, except to the extent permitted by Regulation S-T.

(f) The Company has been duly formed and incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition, or results of operations of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”) and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and the Company is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by any jurisdictions in which it owns or leases property or conducts business.

(g) The Company has no “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) and does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, except (a) the subsidiaries (the “Subsidiaries”) and the ownership interests set forth in Exhibit D; (b) the securities comprising the investment portfolio of the Company; and (c) as otherwise disclosed in the Registration Statement and/or Prospectus. Complete and correct copies of the articles of incorporation and of the bylaws or other formation documents of the Company and each of the Subsidiaries, as applicable, and all amendments thereto have been made available to JMP and/or its counsel upon request. To the Company’s knowledge, each Subsidiary has been duly formed and incorporated or organized and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation or organization and is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect and, to the Company’s knowledge, each Subsidiary has full corporate, partnership or limited liability power and authority, as applicable, necessary to own, hold, lease and/or operate its assets and properties and to conduct its business in which it is engaged and as described in the Registration Statement and the Prospectus, and, to the Company’s knowledge, each Subsidiary is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by jurisdictions in which it owns or leases property or conducts business; to the Company’s knowledge, all of the outstanding shares of capital stock or other equity interests, as the case may be, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable with respect to the corporate Subsidiaries, and have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are not subject to any security interest, other encumbrance or adverse claims; and to the Company’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(h) Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected the effect of which breach, violation or default under clause (ii) could reasonably be expected to result in a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the issuance and sale of the Placement Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (x) the charter, bylaws, certificate of formation, partnership agreement or limited liability company agreement, as the case may be, of the Company or, to the Company’s knowledge, any of the Subsidiaries, or (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or, to the Company’s knowledge, any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, the effect of which breach, violation or default under clause (y) could reasonably be expected to result in a Material Adverse Effect or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or, to the Company’s knowledge, any of the Subsidiaries.

(i) As of December 31, 2009, the Company had an authorized, issued and outstanding capitalization as set forth in its consolidated balance sheets included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(j) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(k) The Common Stock, including the Placement Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

(l) The Placement Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act.

(m) No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Placement Shares or the consummation by the Company of the transactions contemplated hereby other than (i) registration of the Placement Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Placement Shares are being offered by JMP, (iii) such approvals obtained in connection with the approval of the listing of the Placement Shares on the Exchange or (iv) any approvals, authorizations, consents or orders of or filings with the Financial Industry Regulatory Authority (“FINRA”).

(n) Except (i) as set forth in the Registration Statement and the Prospectus or in filings with the Commission via IDEA pursuant to Section 16 of the Exchange Act, (ii) for holders of shares of the Company’s Series D 9.50% Cumulative Convertible Preferred Stock, $.01 par value, and (iii) for holders of common stock options outstanding on the date hereof, (x) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any shares of Common Stock or shares of any other capital stock or other securities of the Company, (y) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (z) no Person other than JMP has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (x), (y) and (z), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated hereby or otherwise; no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated thereby or otherwise.

(o) BDO Seidman LLP, whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, was during the periods covered by its report an independent registered public accounting firm as required by the Securities Act.

(p) The descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, leases, or other legal documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company and third parties expressly referenced in the Registration Statement and the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(q) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company’s knowledge, threatened to which either the Company or, to the Company’s knowledge, any Subsidiaries or any of their respective officers or directors is a party or of which any of their respective properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having individually or in the aggregate a Material Adverse Effect or prevent or interfere in any material respect with the consummation of the transactions contemplated hereby.

(r) During the twelve (12) calendar months prior to the date of this Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the twelve (12) calendar months preceding the filing of the Registration Statement, the Company filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. The Company is not an “ineligible issuer” as defined in Rule 405 of the Securities Act.

(s) Subsequent to the respective dates as of which information is given in, or incorporated by reference into, the Registration Statement and the Prospectus, there has not been (i) any Material Adverse Effect, or any development which is likely to cause a Material Adverse Effect, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, except transactions in the ordinary course of business consistent with past practices, (iii) any obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and the Subsidiaries taken as a whole, except transactions in the ordinary course of business consistent with past practices or (iv) any change in the number of authorized shares of capital stock or, except obligations incurred in the ordinary course of business, outstanding indebtedness of the Company. The Company has no material contingent obligation (including off-balance sheet obligations) which is not disclosed in the Registration Statement or the Prospectus.

(t) The Company has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults would have a Material Adverse Effect.

(u) Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(v) At the time of purchase, the Placement Shares will be approved for listing on the Exchange, subject to official notice of issuance, or the Company will have filed an application for listing of the Shares on the Exchange.

(w) Neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the National Association of Securities Dealers, Inc.) any member of the FINRA.

(x) The Company has not relied upon JMP or legal counsel for JMP for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(y) On each Representation Date (as defined in Section 7(m) below), the Company shall be deemed to have confirmed (i) the accuracy and completeness, as of such date, of each representation and warranty made by it in this Agreement; and (ii) that the Company has complied with all of the agreements to be performed by it hereunder at or prior to such date.

(z) As of the date of this Agreement and except as otherwise disclosed in the Prospectus, the Company has no current plan or intention to materially alter its stated investment policies and operating policies and strategies, as such are described in the Registration Statement and the Prospectus, if any; the Company and, to the Company’s knowledge, the Subsidiaries have good and marketable title to all properties and assets owned directly by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except for any security interest, lien encumbrance or claim that may otherwise exist under any applicable repurchase agreement or as otherwise disclosed in the Registration Statement and the Prospectus), except such as do not interfere with the use made or proposed to be made of such asset or property by the Company or any Subsidiary, as the case may be; the Company does not directly own any real property; any real property and buildings held under lease directly by the Company are held under valid, existing and enforceable leases, with such exceptions, liens, security interests, pledges, charges, encumbrances, mortgages and defects, as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

(aa) The Company and, to the Company’s knowledge, each of the Subsidiaries has filed on a timely basis (taking into account all applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns, if any such returns were required to be filed, through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company or, to the Company’s knowledge, any of the Subsidiaries, nor does the Company know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities, if any, are adequately provided for on the books of the Company and, to the Company’s knowledge, the Subsidiaries.

(bb) The Company and, to the Company’s knowledge, each Subsidiary owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how, if any (collectively, “Intangibles”), necessary to entitle the Company and, to the Company’s knowledge, each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor, to the Company’s knowledge, any Subsidiary has received written notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

(cc) The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the Exchange promulgated thereunder.

(dd) The Company and, to the Company’s knowledge, each of the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate by the Company, if any, for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(ee) Neither the Company nor, to the Company’s knowledge, any Subsidiary is in violation, and none of them has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to its business which could reasonably be expected to result in a Material Adverse Effect. The Company and, to the Company’s knowledge, each Subsidiary have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses, and the Company and, to the Company’s knowledge, each Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect.

(ff) The Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to JMP pursuant to this Agreement.

(gg) There are no existing or threatened labor disputes with the employees of the Company or, to the Company’s knowledge, any Subsidiary which are likely to have individually or in the aggregate a Material Adverse Effect.

(hh) None of the Company or, to the Company’s knowledge, any Subsidiary or any employee or agent of the Company or any Subsidiary, has made any payment of funds or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement or the Prospectus. No relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus that is not so described.

(ii) The Company has been, and upon the sale of the Placement Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for all taxable years commencing with its taxable year ended December 31, 2004. The proposed method of operation of the Company as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

(jj) Neither the Company nor, to the knowledge of the Company, the Subsidiaries, after giving effect to the offering and sale of the Placement Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(kk) No relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or any Subsidiary, on the other hand, which is required by the rules of the FINRA to be described in the Registration Statement or the Prospectus which is not so described. Except as otherwise disclosed in the Registration Statement or the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them.

(ll) Neither the Company nor, to the Company’s knowledge, any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case which is likely either individually or in the aggregate to have a Material Adverse Effect.

(mm) The Company is not a party to any agreement with an agent or underwriter for any “at-the-market” or continuous equity transaction other than this Agreement.

(nn) The Company acknowledges and agrees that JMP has informed the Company that JMP may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for its own account while this Agreement is in effect provided that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent JMP may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity), (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by JMP and (iii) JMP shall provide notice of such purchases or sales to the Company within two (2) Business Days of such transactions.

Any certificate signed by an officer of the Company and delivered to JMP or to counsel for JMP shall be deemed to be a representation and warranty by the Company to JMP as to the matters set forth therein.

6. Settlement.

(a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by JMP at which such Placement Shares were sold, after deduction for (i) JMP’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting JMP’s or its designee’s account (provided JMP shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, JMP will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent

(if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, it will (i) hold JMP harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (ii) pay to JMP any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(c) Denominations; Registration. Certificates for the Shares, if any, shall be in such denominations and registered in such names as JMP may request in writing at least one full Business Day before the Settlement Date. The certificates for the Shares, if any, will be made available for examination and packaging by JMP in The City of New York not later than noon (New York time) on the Business Day prior to the Settlement Date.

(d) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate Shares sold pursuant to this Agreement would exceed the lesser of (i) the amount available for offer and sale under the currently effective Registration Statement and (ii) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to JMP in writing (such lesser amount, the “Maximum Amount”). Under no circumstances shall the Company cause or request the offer or sale of any Shares at a price lower than the minimum price authorized from time to time by the Company’s board of directors, duly authorized committee thereof or a duly authorized executive committee, and notified to JMP in writing.

7. Covenants of the Company. The Company covenants and agrees with JMP that:

(a) After the date of this Agreement and during any period in which a Prospectus relating to the Placement Shares is required to be delivered by JMP under the Securities Act, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify JMP promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon JMP’s request, any amendments or supplements to the Registration Statement or Prospectus that, in JMP’s reasonable judgment, may be necessary or advisable in connection with the distribution of the Placement Shares by JMP (provided, however, that the failure of JMP to make such request shall not relieve the Company of any obligation or liability hereunder, or affect JMP’s right to rely on the representations and warranties made by the Company in this Agreement other than to the extent any such amendment or supplement is necessary or advisable due to information that must be disclosed strictly with regard as to JMP), (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares, other than documents incorporated by reference, unless a copy thereof has been submitted to JMP a reasonable period of time before the filing and JMP has not reasonably objected thereto (provided, however, (A) that the failure of JMP to make such objection shall not relieve the

Company of any obligation or liability hereunder, or affect JMP’s right to rely on the representations and warranties made by the Company in this Agreement except to the extent such objection would have been necessary or advisable due to information that must be disclosed strictly with regard as to JMP, and (B) that the Company has no obligation to provide JMP any advance copy of such filing or to provide JMP an opportunity to object to such filing if such filing does not name JMP or does not relate to the transactions contemplated hereunder); (iv) the Company will furnish to JMP at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via IDEA; and (v) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

(b) The Company will advise JMP, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c) During any period in which a Prospectus relating to the Placement Shares is required to be delivered by JMP under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, so far as necessary to permit the continuance of sales of the Placement Shares during such period in accordance with the provisions hereof and the Prospectus, and will file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify JMP to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d) During any period in which the Prospectus relating to the Placement Shares is required to be delivered by JMP under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the

Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as JMP reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities, file a general consent to service of process in any jurisdiction, or meet any other requirement in connection with this Section 7(d) deemed by the Company to be unduly burdensome.

(e) The Company will furnish to JMP and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as JMP may from time to time reasonably request and, at JMP’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to JMP to the extent such document is available on IDEA.

(f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 12 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees and any reasonable fees or disbursements of counsel for JMP in connection therewith, (iv) the printing and delivery to JMP of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on the Exchange, or (vi) filing fees and charges, if any, of the Commission and the FINRA Corporate Finance Department. In addition, the Company shall reimburse JMP for up to $50,000 of out-of-pocket legal expenses in connection with the preparation of this Agreement, the due diligence investigation of the Company and the transactions contemplated hereunder; provided that if the Company issues three million or more Placement Shares hereunder such reimbursed legal expenses shall be credited to the Company by JMP against future commissions payable hereunder.

(h) The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds”.

(i) During either the pendency of any Placement Notice given hereunder, or any period in which the Prospectus relating to the Placement Shares is required to be delivered by JMP, the Company shall provide JMP notice as promptly as reasonably practicable before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for shares of Common Stock, warrants or any rights to purchase or acquire shares of Common Stock; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of shares of Common Stock, options to purchase shares of Common Stock or shares of Common Stock issuable upon the exercise of options, or other equity awards pursuant to any stock option, stock bonus or other stock plan or arrangement then in effect or which the Company may from time to time adopt provided the implementation of such is disclosed to JMP in advance, (ii) the issuance of shares of Common Stock in connection with an acquisition, merger or sale or purchase of assets described in the Prospectus, (iii) any shares of Common Stock issuable upon conversion or exchange of securities or the exercise of warrants, options or other rights in effect or outstanding or (iv) the issuance or sale of shares of Common Shares pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to JMP in advance.

(j) The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise JMP promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to JMP pursuant to this Agreement.

(k) The Company will cooperate with any reasonable due diligence review conducted by JMP or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, as JMP may reasonably request; provided, however, that the Company shall be required to make available documents and senior corporate officers only (i) at the Company’s principal offices and (ii) during the Company’s ordinary business hours.

(l) The Company shall disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of Placement Shares sold through JMP under this Agreement, the Net Proceeds to the Company and the compensation payable by the Company to JMP with respect to such Placement Shares pursuant to this Agreement during the relevant quarter.

(m) On the date of this Agreement and each time the Company:

(i)     files the Prospectus relating to the Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Shares) the Registration Statement or the Prospectus relating to the Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Shares;

(ii)   files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);

(iii)    files its quarterly reports on Form 10-Q under the Exchange Act; or

(iv)     files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144 or any successor thereto) under the Exchange Act.

Each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date.” The Company shall furnish JMP with a certificate, in the form attached hereto as Exhibit E within three (3) Trading Days of the applicable Representation Date. The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring during a fiscal quarter during which the Company does not intend to sell Placement Shares prior to the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide JMP with a certificate under this Section 7(m), then before the Company either delivers the Placement Notice or JMP sells any Placement Shares, the Company shall provide JMP with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

(n) On the date hereof and thereafter within three (3) Trading Days of each Representation Date, the Company shall cause to be furnished to JMP the written opinion of Troutman Sanders LLP (the “Company Counsel”), dated the Representation Date, in substantially the form attached hereto as Exhibit F-1 (for the filing of the Prospectus relating to the Placement Shares), and Exhibit F-2 (for subsequent Representation Dates), but modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion, the Company Counsel may furnish JMP with a letter to the effect that JMP may rely on a prior opinion delivered under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). The requirement to provide such opinion shall be waived for any Representation Date occurring during a fiscal quarter during which the Company does not intend to sell Placement Shares prior to the next occurring Representation Date; provided, further, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide JMP with an opinion from Troutman Sanders LLP, then before the Company delivers the Placement Notice or JMP sells any Placement Shares, the Company shall provide JMP with an opinion from Troutman Sanders LLP dated the date of the Placement Notice.

(o) On the date hereof and thereafter within three (3) Trading Days of each Representation Date on which the Registration Statement is amended or the Prospectus supplemented to include additional amended financial information or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional amended financial information, the Company shall cause BDO Seidman LLP to furnish JMP a letter (a “Comfort Letter”), dated the date of such Representation Date, in form and substance satisfactory to JMP, (i) confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and is in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information which would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such Comfort Letter. The requirement to provide a Comfort Letter under this Section 7(o) shall be waived for any Representation Date occurring during a fiscal quarter during which the Company does not intend to sell Placement Shares prior to the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide JMP with a Comfort Letter under this Section 7(o), then before the Company delivers the Placement Notice or JMP sells any Placement Shares, the Company shall provide JMP with a Comfort Letter dated the date of the Placement Notice.

(p) The Company will not, directly or indirectly take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(q) The Company acknowledges and agrees that JMP has informed the Company that JMP may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Placement Shares for its own account at the same time as Placement Shares are being sold by the Company pursuant to this Agreement, provided that the Company shall not be deemed to have authorized or consented to any such purchases or sales by JMP.

(r) Each Placement Notice issued by the Company to JMP to solicit offers to purchase Placement Shares shall be deemed to be an affirmation that the representations and warranties made by it in this Agreement are true and correct in all material respects at the time such Placement Notice is issued, and that the Company has complied in all material respects with all of the agreements to be performed by it hereunder at or prior to such time.

(s) The Company has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company’s proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

(t) Other than a “free writing prospectus” (as defined in Rule 405 under the Securities Act) approved in advance by the Company and JMP in its capacity as principal or agent hereunder, neither JMP nor the Company (including its agents and representatives, other than JMP in its capacity as such) will make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Shares hereunder.

(u) The Company will not be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an “investment company”.

(v) The Company will substantially comply with all material requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(w) The Company will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company is made known.

8. Conditions to JMP’s Obligations. The obligations of JMP hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by JMP of a due diligence review satisfactory to JMP in its reasonable judgment, and to the continuing satisfaction (or waiver by JMP in its sole discretion) of the following additional conditions:

(a) The Registration Statement shall have become effective and shall be available for the sale of (i) all Placement Shares covered by prior Placement Notices and not yet sold by JMP and (ii) all Placement Shares contemplated to be issued by the Placement Notice relating to such Placement.

(b) None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents incorporated therein by reference so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(c) JMP shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in JMP’s opinion is material, or omits to state a fact that in JMP’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Effect, or any development that may reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities, the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of JMP (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(e) JMP shall have received the opinion of Company Counsel required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

(f) JMP shall have received the Comfort Letter required to be delivered pursuant Section 7(o) on or before the date on which such delivery of such opinion is required pursuant to Section 7(o).

(g) JMP shall have received the certificates required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such opinion is required pursuant to Section 7(m).

(h) Trading in the Common Stock shall not have been suspended on the Exchange.

(i) On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to JMP such appropriate further information, certificates and documents as JMP may reasonably request. All such certificates and other documents will be in compliance with the provisions hereof. The Company will furnish JMP with such conformed copies of such certificates and other documents as JMP shall reasonably request.

(j) Prior to the giving of any Placement Notice, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(k) All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the giving of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(l) The Placement Shares shall either have been (i) approved for listing on the Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the giving of any Placement Notice.

(m) There shall not have occurred any event that would permit JMP to terminate this Agreement pursuant to Section 12(a).

(n) With respect to the first Placement under this Agreement, JMP shall have received, in form and substance reasonably satisfactory to JMP, an opinion or opinions of Company counsel to the effect that (i) the Placement Shares have been approved for listing on the Exchange, and (ii) the Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless JMP, the directors, officers, partners, employees and agents of JMP and each person, if any, who (i) controls JMP within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with JMP (a “JMP Affiliate”) from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which JMP, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Placement Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any breach by any of the indemnifying parties of any of their respective representations, warranties and agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission made in reliance on and in conformity with information relating to JMP and furnished in writing to the Company by JMP expressly stating that such information is intended for inclusion in any document described in clause (a)(i) above. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b) JMP agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company (a “Company Affiliate”) against any and all losses, claims, liabilities, expenses and damages described in the indemnity contained in Section 9(a), as and when incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information and relating to JMP furnished to the Company by JMP expressly stating that such information is intended for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

(c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 9(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which it is entitled to reimbursement pursuant to this Section 9(c), such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party, at least five days prior to the date of such settlement, (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or JMP, the Company and JMP will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than JMP, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and JMP may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and JMP on the other. The relative benefits received by the Company on the one hand and JMP on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation (before deducting expenses) received by JMP from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and JMP, on the other, with respect to the statements or omission which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or JMP, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and JMP agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), JMP shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees or agents of JMP, will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

10. Representations and Agreements to Survive Delivery. All representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of JMP, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11. Separate Public Offerings. The Company and JMP agree that, subject to the accuracy at each Applicable Time of the representations and warranties in Section 5(n) and Section 5(mm), nothing in this Agreement shall prohibit the Company from undertaking a registered public offering of its Common Stock with an underwriter, agent or financial advisor other than JMP.

12. Termination.

(a) Termination; General. JMP may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the reasonable judgment of JMP has a Material Adverse Effect and makes it impractical or inadvisable to market the Shares hereunder, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of JMP, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (3) if trading in the Placement Shares has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities.

(b) The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 7(v), Section 9, Section 10, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(c) JMP shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 7(v), Section 9, Section 10, Section 12(g), Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(d) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), or (c) above or otherwise by mutual agreement of the parties or until automatic termination upon the issuance and sale of the Maximum Amount of Shares through JMP on the terms and subject to the conditions set forth herein; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 7(v), Section 9, Section 10, Section 17 and Section 18 shall remain in full force and effect.

(e) Subject to the ten (10) days notice required by Section 12(b) and Section 12(c), any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by JMP or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

(f) If any condition specified in Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by JMP by notice to the Company. Notice of such cancellation shall be given in writing and addressed to each of the individuals of the Company set forth on Exhibit B.

(g) If this Agreement is terminated by JMP in accordance with the provisions of Section Section 12(f) hereof or by the Company pursuant to Section 12(b) hereof, the Company shall reimburse JMP for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for JMP.

13. Notices.

All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and if sent to JMP, shall be delivered to JMP at JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, with copies to Janet Tarkoff, General Counsel, at the same address, and DLA Piper LLP (US), 1251 Avenue of the Americas, New York, NY 10020, fax no.: (212) 884-8494, Attention: James T. Seery; or if sent to the Company, shall be delivered to Dynex Capital, Inc., 4551 Cox Road, Suite 300, Glen Allen, VA 23060, phone: (804) 217-5800, fax no.: (804) 217-5860, Attention: Stephen J. Benedetti, with a copy to Troutman Sanders LLP, 222 Central Park Avenue, Suite 2000, Virginia Beach, VA 23462, phone: (757) 687-7719, fax no.: (757) 687-1501, Attention: James J. Wheaton. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and JMP and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

15. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Common Stock.

16. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and placement notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and JMP. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

17. Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

18. Waiver of Jury Trial. The Company and JMP each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this agreement or any transaction contemplated hereby.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile transmission.

20. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) JMP has been retained solely to act as underwriter and agent in connection with the sale of the Shares and that no fiduciary or advisory relationship between the Company and JMP has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether JMP has advised or is advising the Company on other matters;

(b) the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; and

(c) the Company has been advised that JMP and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that JMP has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

21. Defined Terms. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Applicable Time” means the date of this Agreement, each Representation Date, the date on which a Placement Notice is given, any date on which Placement Shares are sold hereunder, or such other time as agreed to by the Company and JMP.

(b) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.

(c) “Rule 158,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430B,” “Rule 433” and “Rule 462” to such rules under the Securities Act regulations.

(d) All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

22. Permitted Free Writing Prospectuses.

The Company represents, warrants and agrees that, unless it obtains the prior written consent of JMP, and JMP represents, warrants and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by JMP or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit G hereto are Permitted Free Writing Prospectuses.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company and JMP, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and JMP.

Very truly yours,

DYNEX CAPITAL, INC.

By:	/s/ Stephen J. Benedetti
Name:	Stephen J. Benedetti
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

ACCEPTED as of the date first-above written:

JMP SECURITIES LLC

By:	/s/ Carter Mack
Name:	Carter Mack
Title:	President

EXHIBIT A

FORM OF PLACEMENT NOTICE

From:	[ ]
Cc:	[ ]
To:	[ ]
Subject:	Equity Distribution Offering—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between DYNEX CAPITAL, INC., (the “Company”) and JMP Securities LLC (“JMP”) dated June 24, 2010 (the “Agreement”), I hereby request on behalf of the Company that JMP sell up to [    ] shares (the “Placement Shares”) of the Company’s common stock, par value $0.01 per share, at a minimum market price of $             per Placement Share between [    ], 20[    ] and [    ], 20[    ]. [There shall be no limitation on the number of Placement Shares that may be sold on any one (1) day.][No more than [    ] Placement Shares may be sold on any one (1) day.]

Very truly yours,

By:
Name:	[ ]
Title:	[ ]

ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY JMP, AND/OR THE CAPACITY IN WHICH JMP MAY ACT IN SELLING SHARES (AS PRINCIPAL, AGENT, OR BOTH).

EXHIBIT B

Compensation

The amount of any discount, commission or other compensation to be paid by the Company to JMP shall be up to two percent (2.0%) of the gross proceeds with respect to sales of the Placement Shares actually effected by JMP.

EXHIBIT C

JMP SECURITIES LLC

Andy Lee (Director, Corporate Services)	(alee@jmpsecurities.com)
Janet Tarkoff (Managing Director, General Counsel)	(jtarkoff@jmpsecurities.com)
Tosh Chandra (Vice President, Investment Banking)	(tchandra@jmpsecurities.com)

DYNEX CAPITAL, INC.

Tom Akin (Chairman and Chief Executive Officer)	tom.akin@dynexcapital.com
Steve Benedetti (Executive Vice President, Chief Operating Officer and Chief Financial Officer)	stephen.benedetti@dynexcapital.com
Jeff Childress (Vice President and Controller)	jeff.childress@dynexcapital.com

EXHIBIT D

Subsidiaries

Mortgage Investment Corporation

MSC I L.P.

Investment Capital Access, Inc.*

Commercial Capital Access One, Inc.*

MERIT Securities Corporation*

Financial Asset Securitization, Inc.*

Issued Holdings Capital Corporation*

Resource Finance Co. One

Resource Finance Co. Two

ND Holding Co.

GLS Capital, Inc.

GLS Properties, LLC

Allegheny Commercial Properties I, LLC

Allegheny Income Properties I, LLC

Allegheny Special Properties, LLC

Dynex Commercial Services, Inc.

Dynex Securities Corporation

GLS Capital Services, Inc.

GLS Development, Inc.

SMFC Funding Corporation

GLS Capital - Cuyahoga, Inc.

GGLS - Cuyahoga Lien Pool One, Inc.

GLS Capital Services - Marlborough, Inc.

Samma Properties Limited Partnership

SHF Corp.

St. Paul Acquisition Limited Partnership

*	Denotes a “significant subsidiary”, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Exchange Act.

NOTE:	All companies were incorporated in Virginia except for GLS Properties, LLC, Allegheny Commercial Properties I, LLC, Allegheny Income Properties I, LLC, and Allegheny Special Properties, LLC (Pennsylvania).

EXHIBIT E

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected                                         , of DYNEX CAPITAL, INC. (“Company”), a Virginia corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement dated June 24, 2010 (the “Sales Agreement”) between the Company and JMP Securities LLC (“JMP”), that to the best of the knowledge of the undersigned:

(i)     Except for non-material exceptions, the representations and warranties of the Company in Section 5 of the Sales Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

(ii)   The Company has complied in all material respects with all material agreements and satisfied all conditions to be performed or satisfied on its part pursuant to the Sales Agreement at or prior to the date hereof to the extent not waived by JMP.

By:
Name:
Title:

Date:

EXHIBIT F-1

MATTERS TO BE COVERED BY INITIAL OPINION OF

TROUTMAN SANDERS LLP

DYNEX CAPITAL, INC.

5,000,000 Shares of Common Stock, par value $0.01 per share

June 24, 2010

JMP Securities LLC

499 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

We have acted as counsel to Dynex Capital, Inc., a Virginia corporation (the “Company”), in connection with the offering and sale by the Company of up to 5,000,000 shares of its common stock, $0.01 par value per share (the “Common Stock”), pursuant to an Equity Distribution Agreement, dated June 24, 2010, by and between the Company and JMP Securities LLC (the “Agreement”). This letter is being delivered to you pursuant to Section 7(n) of the Agreement. All terms not otherwise defined herein have the meanings set forth in the Agreement.

We have examined originals or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company, and other documents as we have deemed necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certification by officers of the Company and other appropriate persons and statements contained in the Registration Statement and the Prospectus. In addition, we have relied upon the representations contained in the Agreement. In our examination of records and other documents, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the persons executing such documents and the conformity to the originals of all documents submitted to us as copies.

In addition, we have made such other investigations of applicable law as we deemed necessary to enable us to provide you with the opinions hereafter expressed. Except as set forth in this letter, we have not undertaken any independent investigation, examination or inquiry to confirm or determine the existence or absence of any facts, searched any of the books, records or files of the Company, searched any internal file, court file, public record or other information collection, or examined or reviewed any communication, instrument, agreement, document, file, financial statement, tax return, record, lien records, or other item.

Additionally, in rendering the opinions hereafter expressed, we have assumed that each certificate, report or other document issued by any governmental official, office or agency concerning any person, asset, property or status is, and all public records (including their proper indexing and filing) are, accurate, complete, authentic and current and remain so as of the date hereof.

The assumptions and qualifications expressly stated in this letter are in addition to (and not in lieu or limitation of) any others presumed by customary usage.

The opinions hereafter expressed are given as of the date hereof, and we do not in any event undertake to advise you on any facts or circumstances occurring or coming to our attention after the date hereof.

Based upon the foregoing, and having regard to legal considerations that we deem relevant, we are of the opinion that:

1.     As of December 31, 2009, the Company had an authorized capitalization as set forth in its consolidated balance sheets included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

2.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia. The Company has full corporate power and authority to own its assets and to conduct its business as described in the Prospectus.

3.     The Company is duly qualified as a foreign corporation to transact business in each jurisdiction set forth on Schedule A to this opinion letter. To our knowledge, other than the Company’s interests in the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any limited liability company, partnership, joint venture or other association.

4.     The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not conflict with, or result in any breach of, or constitute a default under (nor constitute any event that with notice, lapse of time or both would constitute a breach of or default under), (i) the articles of incorporation or bylaws of the Company, (ii) to our knowledge, violate any U.S. federal or Virginia state law or regulation binding upon or applicable to the Company or any of its properties or assets, (iii) violate any decree, judgment or order known to us to be applicable to the Company or (iv) result in any breach of, or constitute a default under (nor constitute any event that with notice, lapse of time, or both would constitute a breach of or default under), any provision of any of the agreements and contracts of the Company filed as Exhibits 10 to the Company’s Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010, except in the case of clauses (ii) and (iv) for such violations, conflicts, breaches or defaults that individually or in the aggregate would not be reasonably expected to have a Material Adverse Effect; provided, however, that we express no opinion regarding any state securities, blue sky or real estate syndication laws or Section 9 of the Agreement.

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5.     The Company has full corporate power and authority to enter into, and to perform its obligations under, the Agreement and to consummate the transactions contemplated therein. The execution and delivery of the Agreement has been duly authorized by all necessary corporate action of the Company and the Agreement has been duly executed and delivered by the Company.

6.     No approval, authorization, consent or order of, or filing with, any U.S. federal or Virginia governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated therein, including the sale and delivery of the Placement Shares by the Company as contemplated therein, other than such as have been obtained or made under the Securities Act or the Exchange Act (except that we express no opinion as to any necessary qualification under the state securities, blue sky or real estate syndication laws of the various jurisdictions in which the Placement Shares are being offered by JMP or under the rules and regulations of the FINRA).

7.     The Placement Shares have been duly authorized by the Company for issuance and sale pursuant to the Agreement. The Placement Shares, when issued and delivered by the Company in accordance with such authorization and pursuant to the Agreement against payment of the consideration specified in the Agreement, will be validly issued, fully paid and nonassessable.

8.     The issuance and sale of the Placement Shares by the Company is not subject to preemptive or other similar rights arising by operation of the Company’s articles of incorporation and bylaws or the laws of the Commonwealth of Virginia, or under any provision of any of the agreements and contracts of the Company filed as Exhibits 10 to the Company’s Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010.

9.     To our knowledge, except as otherwise described in the Registration Statement, the Prospectus, the documents incorporated therein by reference or the exhibits filed in connection therewith, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

10.   The Registration Statement, at the last deemed effective date of the Registration Statement pursuant to Rule 430B(f)(2) of the Securities Act, and Prospectus, as of the date of this letter, complied as to form in all material respects with the requirements of the Securities Act (it being understood that we express no opinion with respect to the financial statements, related schedules and other data derived from such financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom).

11.   The statements under the captions “DESCRIPTION OF OUR CAPITAL STOCK” and “DESCRIPTION OF OUR COMMON STOCK” in the Prospectus, insofar as such statements purport to summarize or describe matters of law and legal conclusions, constitute accurate summaries thereof in all material respects.

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12.   To our knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of its officers or directors which are required to be described in the Registration Statement or the Prospectus but are not so described.

13.   The statements under the captions “FEDERAL INCOME TAX CONSEQUENCES OF OUR STATUS AS A REIT” and “FEDERAL INCOME TAX CONSEQUENCES OF OUR STATUS AS A REIT – RECENT DEVELOPMENTS” in the Prospectus, insofar as such statements constitute matters of law, summaries of legal matters, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

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In addition, we have participated in the preparation of the Registration Statement and the Prospectus and in discussions with officers, directors, employees and other representatives of the Company, with representatives of its independent public accountants, and with you and your representatives, at which time the contents of the Registration Statement and the Prospectus and related matters were discussed, and we have reviewed certain company records, documents and proceedings. On the basis of the foregoing, nothing has come to our attention that leads us to believe that (1) any part of the Registration Statement, at the last deemed effective date of the Registration Statement pursuant to Rule 430B(f)(2) of the Securities Act, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the Prospectus, as of date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements, related schedules and other data derived from such financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom).

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such, however, that (other than with respect to paragraphs 11 and 13 above) we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements to them (including any of the documents incorporated by reference in them).

We have been informed by the Commission that the Registration Statement is effective under the Securities Act and, to our knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and (ii) no proceedings seeking the issuance of such a stop order have been initiated or threatened by the Commission.

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As used herein, the phrase “to our knowledge” means knowledge based upon and limited to the representations and warranties of the Company contained in the Agreement and in the documents delivered by the Company pursuant to the Agreement, inquiries of an appropriate officer of the Company whom we have determined is likely to have personal knowledge of the matters covered by the opinion, and the current conscious awareness of facts of the attorneys currently practicing law with our firm who had involvement in the transaction contemplated by the Agreement.

In rendering the opinions set forth in paragraphs 1 through 13 above, we do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

Very truly yours,

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EXHIBIT F-2

Matters to be covered by subsequent Company Counsel Opinions

DYNEX CAPITAL, INC.

5,000,000 Shares of Common Stock, par value $0.01 per share

[            ], 2010

JMP Securities LLC

499 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

We have acted as counsel to Dynex Capital, Inc., a Virginia corporation (the “Company”), in connection with the offering and sale by the Company of up to 5,000,000 shares of its common stock, $0.01 par value per share, pursuant to an Equity Distribution Agreement, dated June 24, 2010, by and between the Company and JMP Securities LLC (the “Agreement”). This letter is being delivered to you pursuant to Section 7(n) of the Agreement. All terms not otherwise defined herein have the meanings set forth in the Agreement.

We have participated in the preparation of the Registration Statement and the Prospectus and in discussions with officers, directors, employees and other representatives of the Company, with representatives of its independent public accountants, and with you and your representatives, at which time the contents of the Registration Statement and the Prospectus and related matters were discussed, and we have reviewed certain company records, documents and proceedings. On the basis of the foregoing, nothing has come to our attention that leads us to believe that (1) any part of the Registration Statement, at the last deemed effective date of the Registration Statement pursuant to Rule 430B(f)(2) of the Securities Act, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the Prospectus, as of the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements, related schedules and other data derived from such financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom).

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of a disclosure document are such,

however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements to them (including any of the documents incorporated by reference in them).

We have been informed by the Commission that the Registration Statement is effective under the Securities Act and, to our knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and (ii) no proceedings seeking the issuance of such a stop order have been initiated or threatened by the Commission.

As used herein, the phrase “to our knowledge” means knowledge based upon and limited to the representations and warranties of the Company contained in the Agreement and in the documents delivered by the Company pursuant to the Agreement, inquiries of an appropriate officer of the Company whom we have determined is likely to have personal knowledge of the matters covered by the opinion, and the current conscious awareness of facts of the attorneys currently practicing law with our firm who had involvement in the transaction contemplated by the Agreement.

This letter may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

Very truly yours,

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EXHIBIT F

PERMITTED FREE WRITING PROSPECTUSES

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